UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 25, 2013

CST BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35743	46-1365950
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Valero Way Building D, Suite 200 San Antonio, Texas	78249
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 692-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 25, 2013, CST Brands, Inc. (the “Company”) issued a press release regarding the pricing of the private offering of $550,000,000 aggregate principal amount of the Company’s 5.0% senior notes due 2023. As required by Rule 135c under the Securities Act of 1933, as amended (the “Securities Act”), a copy of the press release is attached as Exhibit 99.1 to this Current Report and incorporated by reference herein.

This Current Report on Form 8-K is not an offer to sell securities.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release issued by CST Brands, Inc., dated April 25, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CST BRANDS, INC.

By:	/s/ Cynthia P. Hill
Cynthia P. Hill
Senior Vice President and General Counsel

Date: April 25, 2013

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by CST Brands, Inc., dated April 25, 2013.

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